-------------------------------------------------------------------


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 11, 2005


                    CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of January 1, 2005, providing for the issuance of the CHL Mortgage Pass-Through Trust 2005-HYB1, Mortgage Pass-Through
                    Certificates, Series 2005-HYB1).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                333-109248              95-4449516
      --------                ----------              ----------
    (State or other          (Commission           (IRS Employer
     jurisdiction            File Number)       Identification No.)
   of incorporation)

              4500 Park Granada
             Calabasas, California                  91302
-------------------------------------         -------------------
            (Address of principal                 (Zip Code)
              executive offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------
                                N/A

              --------------------------------------
  (Former name or former address, if changed since last report.)

     -------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.
---------  ------------

Item 8.01  Other Events.
           -------------

Filing of Computational Materials
---------------------------------

      Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2005-HYB1.

      In connection with the offering of the Mortgage Pass-Through Certificates, Series 2005-HYB1 (the "Certificates"), Countrywide Securities Corporation ("CSC"), as the underwriter of certain of the certificates, has prepared certain Computational Materials (as defined below) for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the mortgage loans underlying the Certificates (the "Mortgage Loans"), the Company did not participate in the preparation of the Computational Materials.

      For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any of the Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the Mortgage Loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

      The Computational Materials have been provided by CSC. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Mortgage Pass-Through Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

      The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

      In addition, the actual characteristics and performance of the Mortgage Loans may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

      The Computational Materials listed as Exhibit 99.1 are attached hereto. The Computational Materials listed as Exhibit 99.2 hereto were filed on Form SE on January 13, 2005.

Section 9.      Financial Statements and Exhibits.
---------       ----------------------------------

Item 9.01.      Financial Statements and Exhibits.
                ---------------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

             99.1    Computational Materials dated January 11, 2005.
             99.2 Computational Materials filed on Form SE dated January 13, 2005, pursuant to Rule 311(j) of Regulation S-T.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.




                                          By: /s/ Darren Bigby
                                             -------------------------
                                          Darren Bigby
                                          Vice President

Date:  January 13, 2005

                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

99.1 Computational Materials dated January 11, 2005.                     7

99.2 Computational Materials filed on Form SE dated January 13, 2005,    8
     pursuant to Rule 311(j) of Regulation S-T.